SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               Form 8-K

                            CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange
                           Act of 1934






 Date of Report (Date of earliest event reported): July 31, 1996


                    EAGLE RIVER INTERACTIVE, INC.

        (Exact name of registrant as specified in its charter)


   Delaware                      0-28004            84-1320277
(State or other jurisdiction          (Commission       (IRS
Employer
       of incorporation)               File Number)
Identification No.)
  1060 West Beaver Creek Boulevard, Avon Colorado        81620

 (Address of principal executive offices)            (Zip Code)


 Registrant's telephone number, including area code: (970) 845-
                              8300

                               N/A
      (Former name or former address, if changed since last
                            report.)



Item 2.  Acquisition or Disposition of Assets.

On July 31, 1996, the Registrant completed the merger (the "Merger") of a wholly-owned subsidiary of the Registrant ("Sub") with and into Mastering Computers, Inc., an Arizona corporation ("Mastering Computers"). Mastering Computers is a provider of Microsoft Windows operating system training solutions for professional computer support personnel.

The Merger was effected pursuant to the Agreement and Plan of Merger dated as of July 31, 1996 (the "Agreement and Plan of Merger") by and among Registrant, Sub and Mastering Computers and the Supplemental Agreement dated as of July 31, 1996 (the "Supplemental Agreement") by and among Registrant, Sub, Mastering Computers and Thomas R. Graunke, as the sole stockholder of Mastering Computers (the "Mastering Stockholder"). As a result of the Merger, Mastering Computers became a wholly-owned subsidiary of the Registrant. The Registrant is accounting for the Merger as a pooling of interests. The Mastering Stockholder is the brother of Terence M. Graunke, the Chairman of the Board, President and Chief Executive Officer of the Registrant.

In the Merger, the Registrant issued an aggregate of 1,175,000 shares of its common stock, par value $.001 per share (the
"Common Stock"), to the Mastering Stockholder in exchange for all of the outstanding shares of capital stock of Mastering
Computers. The amount of consideration paid by the Registrant was determined based on arms-length negotiations.

The Supplemental Agreement contains certain representations, warranties and indemnification provisions relating to the Mastering Stockholder and the Registrant. In connection with the Merger, the Registrant and the Mastering Stockholder entered into a Stock Pledge Agreement dated as of July 31, 1996 (the "Pledge Agreement") pursuant to which the Mastering Stockholder pledged 117,500 shares of Common Stock to the Registrant as security for his indemnification obligations under the Supplemental Agreement. So long as a claim for indemnification does not arise, the Mastering Stockholder will be entitled to vote the shares, to receive dividends or other distributions and to exercise all other rights and powers relating thereto not inconsistent with the Pledge Agreement. Certain shares will be released from the Pledge Agreement on the date of the next auditor's report on the Registrant's consolidated financial statements that include the date of the Merger. The remaining shares will be released as the Registrant and the Mastering Stockholder reasonably determine that such shares will not be necessary to satisfy any specific claims for indemnification that thereafter may be asserted by the Registrant during the remainder of the indemnification period, as specified in the Supplemental Agreement.

In addition, the Supplemental Agreement includes the agreement of the Mastering Stockholder not to transfer the shares of Common Stock received in connection with the Merger until such time as financial statements that include at least 30 days of post-merger combined operations of Mastering Computers and the Registrant after the Merger have been publicly reported.
The shares of Common Stock issued to the Mastering Stockholder in connection with the Merger were not registered under the Securities Act of 1933. The Registrant has granted the Mastering Stockholder and permitted successors and assigns certain registration rights pursuant to a Registration Rights Agreement between the Registrant and the Mastering Stockholder dated as of July 31, 1996 (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the holders of a majority of the shares of Common Stock issued in connection with the Merger may request, on any two occasions on or after March 22, 1997, registration on Form S-3 or any similar short-form registration, if available, of all or part of the 1,175,000 shares issued in the Merger. Notwithstanding the preceding sentence, only one of such requests may be made prior to July 31, 1997 and if such a request is made prior to July 31, 1997, the Registrant is obligated to register no more than 117,500 of such shares in connection therewith. The Registrant has agreed to use its best efforts to take such steps as are necessary to make a short-form registration available. If the Registrant is not able to fulfill such obligation, such holders may request at any time on or after March 22, 1997 that the Registrant register such shares on Form S-1 or any similar long-form registration (such short-form or long-form registrations being referred to herein as a "Demand Registration"). The Registration Rights Agreement also grants the holders of the shares of Common Stock issued in connection with the Merger the right to include up to 235,000 of such shares whenever securities of the Registrant are to be registered under the Securities Act (other than on Form S-8 or Form S-4) (a "Piggyback Registration"). The holders are entitled to request only one Piggyback Registration, provided that if the entire 235,000 shares are not included in such Piggyback Registration, the holders are entitled to additional Piggyback Registrations until a cumulative tot al of 235,000 of such shares are registered. The Registrant has agreed to pay the expenses of registrations under the Registration Rights Agreement, which exclude underwriting discounts and commissions and fees and expenses of counsel retained by such holders.

In connection with the Merger, the Registrant assumed certain options to purchase capital stock of Mastering Computers that had been granted to certain employees of Mastering Computers. Such options were converted into options to purchase an aggregate of approximately 191,280 shares of Common Stock. In addition, the Registrant entered into an Employment and Noncompetition Agreement dated as of July 31, 1996 with Thomas R. Graunke (the "Employment Agreement").

The foregoing is qualified in its entirety by reference to the Merger Agreement, the Supplemental Agreement, the Pledge Agreement, the Registration Rights Agreement and the Employment Agreement, copies of which are filed herewith as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, respectively, and incorporated herein by reference.

Copies of the Press Releases issued by the Registrant on July 31 and August 1, 1996, respectively, with respect to the Merger, are filed herewith as Exhibits 99.6 and 99.7, respectively, and incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

It is not practical at this time for the Registrant to provide the financial statements that are required with respect to Mastering Computers at this time. Such financial statements will be filed in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than October 14, 1996.
(b) Pro forma financial information:
It is not practical at this time for the Registrant to provide the pro forma financial statements that would be required pursuant to Article 11 of Regulation S-X to reflect the estimated impact of the Merger on the historical financial statements of the Registrant. Such pro forma financial statements will be filed in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than October 14, 1996.
(c) Exhibits:
99.1      Agreement and Plan of Merger dated as of July 31,
1996 by and among Eagle River Interactive, Inc., Ute Creek Acquisition Corp. and Mastering Computers, Inc.

99.2 Supplemental Agreement dated as of July 31, 1996 by and among Eagle River Interactive, Inc., Ute Creek Acquisition
Corp., Mastering Computers, Inc. and Thomas R. Graunke.

99.3 Stock Pledge Agreement dated as of July 31, 1996 between Eagle River Interactive, Inc. and Thomas R. Graunke.

99.4      Registration Rights Agreement dated as of July 31,
1996 between Eagle River Interactive, Inc. and Thomas R. Graunke.

99.5 Employment and Noncompetition Agreement dated as of July 31, 1996 between Eagle River Interactive, Inc. and Thomas
R. Graunke.

99.6 Press release issued by the Registrant on July 31, 1996 with respect to the Merger.

99.7      Press release issued by the Registrant on August
1, 1996 with respect to the Merger.

     SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





EAGLE RIVER INTERACTIVE, INC.




Date: August 14, 1996
By:   /s/ Marc Pinto
        Marc Pinto
        Executive Vice President,
         Chief Financial Officer

EXHIBIT INDEX
The following Exhibits are filed herewith:
Exhibit   Page
99.1      Agreement and Plan of Merger dated as of July 31,
1996 by and among Eagle River Interactive, Inc., Ute Creek
Acquisition Corp. and Mastering Computers, Inc.

99.2 Supplemental Agreement dated as of July 31, 1996 by and among Eagle River Interactive, Inc., Ute Creek Acquisition
Corp., Mastering Computers, Inc. and Thomas R. Graunke.

99.3 Stock Pledge Agreement dated as of July 31, 1996 between Eagle River Interactive, Inc. and Thomas R. Graunke.

99.4      Registration Rights Agreement dated as of July 31,
1996 between Eagle River Interactive, Inc. and Thomas R. Graunke.

99.5 Employment and Noncompetition Agreement dated as of July 31, 1996 between Eagle River Interactive, Inc. and Thomas
R. Graunke.

99.6 Press release issued by the Registrant on July 31, 1996 with respect to the Merger.

99.7      Press release issued by the Registrant on August
1, 1996 with respect to the Merger.